UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 6, 2008

NIC INC.
(Exact name of registrant as specified in its charter)

Colorado	000-26621	52-2077581
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
25501 West Valley Parkway, Suite 300 Olathe, Kansas 66061
(Address of principal executive offices, including zip code)

(877) 234-3468
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

On February 6, 2008, NIC Inc. issued a press release announcing fourth quarter and fiscal 2007 earnings information and its fiscal 2008 financial outlook. A copy of the press release is furnished with this report on Form 8-K as Exhibit 99.

Item 7.01     Regulation FD Disclosure.

On February 6, 2008, NIC Inc. issued a press release announcing fourth quarter and fiscal 2007 earnings information and its fiscal 2008 financial outlook. A copy of the press release is furnished with this report on Form 8-K as Exhibit 99.

NIC will host a conference call, which will also be available by webcast, to discuss the earnings information at 4:30 p.m. EST on February 6, 2008.

Item 9.01     Financial Statements and Exhibits.

(c) Exhibits

99 - Press release issued by NIC Inc. dated February 6, 2008, announcing fourth quarter and fiscal 2007 earnings information and its 2008 financial outlook, furnished solely for purposes of incorporation by reference to Items 2.02 and 7.01 herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NIC Inc.

Date:	February 6, 2008	/s/ Stephen M. Kovzan
Stephen M. Kovzan
Chief Financial Officer